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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

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     (4) Date Filed: ...........................................................

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FIRST UNION REAL ESTATE INVESTMENTS
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
AT THE COMPANY           IN CLEVELAND           IN CHICAGO                    IN NEW YORK
Thomas T. Kmiecik        Stanley L. Ulchaker    Kate Connelly                 Arthur Gormley
Senior Vice President    Edward Howard & Co.    The Dilenschneider Group      The Dilenschneider Group
(216) 781-4030           (216) 781-2400         (312) 553-0700                (212) 922-0900

FOR IMMEDIATE RELEASE
---------------------

                FIRST UNION CREATES INDEPENDENT TRUSTEE COMMITTEE
                -------------------------------------------------
                     AND RETAINS CREDIT SUISSE FIRST BOSTON
                     --------------------------------------

CLEVELAND, OHIO, APRIL 17, 1998 --- FIRST UNION REAL ESTATE INVESTMENTS (NYSE:FUR) announced today that the Board of Trustees has created an independent committee composed of outside Trustees to identify the best opportunities for maximizing value for First Union shareholders. Credit Suisse First Boston has been retained in an expanded role to assist the committee in evaluating alternatives. In an effort to reach a common ground, the committee has been talking with representatives of Gotham Partners and two other hedge funds that support Gotham's efforts to take control of the Trust.

First Union Real Estate Investments is a unique stapled-stock real estate investment trust (REIT) headquartered in Cleveland, Ohio, and traded on the NYSE.

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